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Investor Deck - Hagerty 2021 Capital Markets Showcase - November 17, 2021

Capital Markets Showcase November 17, 2021

Disclaimer - Safe Harbor Statement This presentation (“Presentation”) is provided for informational purposes only and has been prepared in connection with the t ran sactions (the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of August 17, 202 1 ( the “Business Combination Agreement”), by and among Aldel Financial, Inc. (“Aldel”), Aldel Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Aldel, and The Hagerty Group, LLC, a Delaware limited liabi lit y company (“Hagerty”). . The contents of this presentation should not be considered to be legal, tax, investment or other advic e. The information in this Presentation was obtained from Aldel, Hagerty and other sources and does not purport to be exhaustive or to necessarily contain all of the information relevant to Aldel, the Company or the Business Combination. Al l i nformation presented in this Presentation with respect to the existing business and historical operating results of Hagerty a nd estimates and projections as to future operations are based on material prepared by the management of Hagerty and involve significant elements of subjective judgment and analysis which may or may not be correct. There can be no assurances tha t management’s judgment and analysis is correct. Past performance is not an indication or guarantee of future results. Furthe r, industry and market data used in this presentation have been obtained from sources including third - party industry publications and sources as well as from research reports prepared for other purposes. The Company has not independe ntl y verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. In addition, th is presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company or the Business Combination. Viewers of this presentation should each make their own eval uat ion of the Company and of the relevance and adequacy of the information and should make such other investigations as they dee m n ecessary Forward - Looking Statements Certain statements included in this Presentation are not historical facts but are forward looking statements. Forward looking st atements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “ e xpect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absenc e o f these words does not mean that a statement is not forward looking. These statements are based on various assumptions, wheth er or not identified in this Presentation, and on the current expectations of Hagerty’s management and are not predictions of actual performance. These forward looking statements are provided for illustrative purposes only and are not i nte nded to serve as, and must not be relied on by any person as, a guarantee, an assurance, a prediction or a definitive stateme nt of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward looking statements are subject to a number of risks and uncertainties, including risks related to com petition in Hagerty’s industry, the concentration of Hagerty’s distribution relationships, potential fraudulent activities, H age rty’s ability to attract and retain talent to support its growth, the regulatory environment in which Hagerty operates, potential cyberattacks and data breaches, the ability of the Company and Aldel to consummate the Business Combination on the exp ected timing or at all, and the other risks and uncertainties identified in Aldel’s definitive Proxy Statement on From 14A, dated as of November 10, 2021, under the heading “Risk Factors.” If any of these risk s materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward looking statements. Financial Projections This Presentation contains projected financial information with respect to the Company, namely revenue, adjusted gross profit , l oss ratio, retention, and insurance revenue. Such projected financial information constitutes forward looking information, an d i s for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The projections, estimates and targets in this Presentation are forward looking statements that are based on assumptions that are in herently subject to significant uncertainties and contingencies, many of which are beyond the Company’s control. The assumpti ons and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory, competitive and other risks and uncertainties that could cause ac tua l results to differ materially from those contained in such projections, estimates and targets. Neither the independent audit ors of Aldel nor the Company have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation and, accordingly, neither of them expressed an opinion or p rovided any other form of assurance with respect thereto for the purpose of this presentation. Further, the financial informa tio n and data contained in this presentation is unaudited and may not conform to Regulation S - X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prosp ect us or registration statement to be filed by Aldel with the SEC, and such differences may be material. The information in this Presentation is provided as of the date of its preparation, and there is no obligation for the Company or Aldel to update or otherwise revise this Presentation, and this Presentation shall not be construed to indicate that there ha s not been any change in the financial condition, business operations or other affairs of the Company since the date of its preparation. Non - GAAP Financial Measures Some of the financial information and data contained in this Presentation have not been prepared in accordance with United St ate s generally accepted accounting principles (“GAAP”). These non - GAAP measures, and other measures that are calculated using such non - GAAP measures, are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to revenue, operating income, pro fit before tax, net income or any other performance measures derived in accordance with GAAP. The Company believes these non - GAAP m easures of financial results, including on a forward - looking basis, provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and re sul ts of operations. The Company’s management believes that the use of these non - GAAP financial measures provides an additional too l for prospective investors to use in evaluating projected operating results and trends in and in comparing Hagerty’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investor s. Management of the Company does not consider these non - GAAP measures in isolation or as an alternative to financial measures d etermined in accordance with GAAP. However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non - GAAP measures differently, or may use other measures to calculate their financial pe rformance, and therefore Hagerty’s non - GAAP measures may not be directly comparable to similarly titled measures of other companies. See the footnotes on the slides where these measures are discussed for definitions of these non - GAA P financial measures and the reconciliations of these non - GAAP financial measures to the most directly comparable GAAP measures. Important Information and Where To Find It In connection with the proposed Business Combination, Aldel has filed with the SEC and has mailed the definitive proxy statemen t and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the transaction. INVESTORS AND STO CKH OLDERS OF ALDEL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ALDEL WILL FILE WITH THE SEC WHEN THEY BECO ME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALDEL, HAGERTY AND THE BUSINESS COMBINATION. The definitive p rox y statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Aldel with the SEC, may be obtained free of charge at the SEC’s website ( www.sec.gov ) or by directing a request to: Aldel Financial Inc., 105 S. Maple Street, Itasca, Illinois 60143. Participants in the Solicitation Aldel and its directors and executive officers may be deemed participants in the solicitation of proxies from Aldel’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a de sc ription of their interests in Aldel is included in the proxy statement for the proposed Business Combination and is available at www.sec.gov . Additional information regarding the interests of such participants is contained in the proxy statement for the proposed Bu sin ess Combination. Information about Aldel’s directors and executive officers and their ownership of Aldel common stock is set forth in Aldel’s prospectus, dated April 12, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy sol icitation is included in the proxy statement pertaining to the proposed Business Combination. These documents can be obtained fr ee of charge from the sources indicated above. Hagerty and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from th e s tockholders of Aldel in connection with the proposed Business Combination. A list of the names of such directors and executiv e o fficers and information regarding their interests in the proposed Business Combination is included in the proxy statement for the proposed Business Combination. No Solicitation This communication does not constitute the solicitation of a proxy, consent or authorization with respect to the Business Com bin ation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor sh all there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be ma de except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. 2

Presenting Today Favorite car : 196 7 P orsche 911 S – owned since 1980 McKeel Hagerty Founder & Chief Executive Officer Favorite car : 2021 Chevrolet Corvette C8 – owned since 2021 Fred Turcotte Chief Financial Officer 3

4 Agenda Company Overview and Purpose Hagerty Membership Ecosystem Hagerty’s Unique Business Model Deal Update Financial Performance Highlights Capital Allocation Future Growth Priorities Q+A McKeel Fred McKeel McKeel, Fred & Rob Kauffman

5 Save driving and car culture for future generations. Our Purpose Hagerty is guided by our purpose & mission Build a global business to fund our purpose, create a space where team members thrive; and drive positive impact in the world. Our Mission

6 A people story. A passion story. A growth story. 6

A highly differentiated membership - based growth story 1 NPS is defined as “Net Promoter Score”, a leading measure of customer experience and satisfaction with companies and brands Large & underpenetrated market opportunity Tapping underserved passion - led automotive enthusiast market Unique membership ecosystem for car lovers Exceptional brand loyalty; multiple points of monetization Sufficient capital to fund growth priorities Continued double - digit growth and further margin expansion; potential growth beyond base plan Proven & resilient financial profile Track record of revenue & earnings growth 01 Omni channel distribution strategy Established platform to drive scale and leverage data advantage 02 03 04 05 7

Hagerty is an automotive lifestyle brand and leading specialty insurance provider focused on the global automotive enthusiast ma rket Source: Hagerty company reports based on aggregated data of various sources , SNL Financial, NAIC, Insurance Information Institute; 1 As of 12/31/20; 2 Per Hagerty company reports based on aggregated data of various sources; 3 As of 12/31/20, NPS is defined as “Net Promoter Score”, a leading measure of customer experience and satisfaction with companies and brands; 4 Represents “Lifetime value” (LTV) of customer as a multiple Hagerty’s “Customer acquisition costs” (CAC); 5 Hagerty average over 2018 - 2020FY Hagerty Membership Ecosystem We’re a leading brand & ecosystem for car lovers 8

• Think and build for the long - term. • Put enthusiasts at the center of our strategy. • Create a culture built upon improving every day. How We Operate Using our Flywheel, we: 9

The car community is vibrant and growing Vast Passionate Growing Estimated written premium TAM (US) 3 U.S. Insurable Collectible Cars 2 Global car enthusiasts 1 Vehicles turning 25 years old in 2022 5 New vehicles eligible as insurable collectible vehicles in 2022 4 Category spending on par with or above children, pets & sports 9 Average dollars spent on hobby annually 7 Hagerty attended car events per year 8 Of new 2022 vehicles expected to be insurable by Hagerty 6 >500 mm 43 mm >12B 2.3 mm 3% 2,500 ~13k+ > 10 But also underserved & disconnected… Source: Hagerty company reports based on aggregated data of various sources; 1 Per Facebook analytics, Facebook members who have expressed an interest in or ‘Liked” automobiles or associated interests; 2 Per Hagerty company reports based on aggregate data of various sources. 3 43MM collectible vehicles at an assumed average premium of approximately $300. 4 2.3 million equals 1.8 million vehicles turning 25 years old in 2022 + 3% of new 2022 vehicles. 5 1.8 million equals 2.18 million total 1997 vehicles with an 85% survival rate. 6 16.3 million estimated vehicles to be produced in 2022, 3% of which are estimated to be insurable by Hagerty. 7 Represents Member Count CAGR from 2020 - 2025E; 7 Hagerty Driver’s Club Magazine Reader Survey 2020; 8 Based on internal records. 9 Federal Reserve Economic Data based upon 2020 Personal consumption expenditures for vehicle maintenance & repair, pet servic es & products, sporting equipment & supplies, and children's clothing & education. 1.8 mm

Hagerty is at the interplay o f t wo a ttractive s ectors Financial Services Consumer Discretionary How we make money today How we will unleash our full potential over time 11

12 For Car Lovers, the Automobile is a Way of Life

Cars have always been about more than just mobility A B Competition Fun Family Ritual Community Status 13

Every car and enthusiast has a story to tell 14

“Jamie the Commuter” Connection Two different Mustang clubs, Social media car lover groups Enjoyment, pleasure + community Focus on mobility “Sam the Collector” $ $$$$ The automotive enthusiast has vastly different lifetime value and opportunity Over 2 - 3 Years Over 10 Years 15 Car lease Monthly parking Gas Maintenance Restoration Body, mechanicals, engine Aftermarket Paint, tires, rims Community Car care, storage, events, shows Fun Swag, media, gaming Status Prestige, recognition Illustrative Economic Value Illustrative Economic Value

16 T he Hagerty Membership Ecosystem: How We Drive Engagement 16

• We offer a truly integrated membership ecosystem • We deliver community instead of a product offering • We engage through a shared love and passion for cars . Our Member Commitment Enthusiasts are at the center of everything we do 17

Garage + Social World’s first network of storage and member social facilities . Recurring Revenue Strategy Monetizes Member’s Passion Membership Strong and sustainable growth trajectory 18 1.8 2.0 2.5 3.2 3.7 4.2 2020 2021E 2022E 2023E 2024E 2025E Total Member Count (mm) 1 Represents member count CAGR from 2020 - 2025E

On average 34% lower than a stated value policy 2mm insured vehicles in the US, UK and Canada Insurance Enthusiast vehicle coverage with strong value proposition 19 1 Based upon 2020 consumer data collected by Hagerty on single car quotes, with premiums $5000 and under, from several daily dri ver (or "Everyday") auto insurance carriers Compared to stated value with appreciation in car values equaling coverage Guaranteed value Greater savings 1 Reflecting Hagerty’s data advantage Greater specificity, protection & customer service Roadside service, expert repair network, parts finer specialists and more Added value services for car lovers

Hagerty Media + Entertainment Multiple points of high - touch engagement 20 1 As of July 2021; 2 As of November 2021 20

Trusted & dynamic valuation data that is extremely difficult to replicate or to compete with . Hagerty Valuation Tool Digital Innovation & Technology Leveraging data to enhance the member experience and optimize growth Platform for connecting car lovers . Marketplace World’s first peer - to - peer rental platform for enthusiast vehicles DriveShare 21

Fueling our purpose to save driving, support our communities and be a positive force in the world. Because it is good business when business is a force for both growth and good. Corporate Citizenship Hagerty Drivers Foundation Culture of Belonging Governance & Accountability People Planet Prosperity Culture Education Innovation Awards Diversity, Equity & Inclusion Recruiting & Development Inclusive Branding Ethical standards Data security Risk oversight Hagerty Impact 22

Media + Newsletters + Events + Emails + Hagerty Insider Hagerty Net Promoter Score 3 84 Retention Rates 1 90% Loss Ratio 2 41% Industry Average NPS 39 Multiple Points of Engagement Membership ecosystem drives value Strong engagement, competitive advantage & brand loyalty Compelling Advantages Strong Brand Loyalty 23 1 As of 12/31/20; 2 Hagerty average over 2018 - 2020FY; 3 As of 12/31/20, NPS is defined as “Net Promoter Score”, a leading measure of customer experience and satisfaction with compan ies and brands; >

24 Hagerty’s Unique Business Model 24

+ + Steady cash flow High Member Engagement High share of the profit Mining Data Across the Business Attractive Customer Acquisition Cost: LTV/CAC 1 > 10:1 Steady fee - based income Ownership of pricing model Upside from underwriting Multiple points of economic capture Drives recurring revenue Monetizes memberships Hagerty’s integrated business model is a key value driver Omni - Channel Distribution Risk Management & Reinsurance Subscription & Membership 25 1 Represents “Lifetime value” (LTV) of customer as a ration to Hagerty’s “Customer acquisition costs” (CAC)

Rich source of first - party data (Insurance + Membership) • Valuation data • Claims data • Live events & auctions • Driver usage behavior • Engagement patterns • Media buying habits Multi - dimensional data advantage • Engaging, seamless member experience • Effective pricing of risk to maintain low loss ratios • Well - positioned to mine the full TAM Our Data Advantage 26

• 9 of the top 10 auto insurers including new partners 1 • Top 5 partners each report double - digit growth and segment acceleration • Over 45,000 agents • 10 of the top 10 brokers by revenue 2 • State of the art call centers • Sales agents in 25 states and 3 countries 23% 32% 45% Sales Agent Locations U.K. Canada 1 Per SNL Financial, by auto premiums written; 2 Per Business Insurance; Note: The reported growth and segment acceleration of our top 5 partners is historical and not necessarily representative of the growth and acceleration of all our partners, and past performance is not a reliable indicator or guarantee of future results. National insurance partners Agency and broker channel Direct distribution Value Proposition Distribution Channels • Partner to win • No channel conflict • Enhances service and increases efficiency • Deepens relevancy to client • Drives new business flow (insurance & membership) Omni - channel distribution Unlocks the entire TAM, allowing Hagerty to interact with members across three channels Statistics 27

Compelling Partner Benefits • High intimacy model • Protects the bundle • Claims handling / parts finder • Valuation tools • Expert repair network Total Insurance Solution • Product development • Pricing • Sales & services • Underwriting & claims • Proprietary technology • Team of passionate experts For insurance carrier partners Hagerty’s turnkey insurance solution is very attractive 28

• 9 of the top 10 insurance companies • State Farm & Markel have, or will, invest significant capital in Hagerty • Deeper penetration in existing partner markets • Long runway with existing contracts – term varies by partner • Adding new partners ADD IMAGERY Expanding Invested Poised to Grow Partnerships are a key strategic growth driver 29

Partnership Phase Year 1 to 2 Implementation Phase Year 2 to 3 e.g. 10% of opportunity Partnerships evolve over time A long runway for incremental organic growth Roll - out Phase MGA MGA + Quota Share + Membership Revenue Stream MGA + Quota Share +++ Membership Year 3 to 4 e.g. 15 - 20% of opportunity Balance of opportunity Years 5+ Growth Phase 30 Investment Phase Illustrative Partnership Evolution

31 Large and Growing Addressable Market 31

U.S. Car Enthusiasts 69 mm U.S. Insurable Collectible Cars 2 4 3mm Hagerty Member 3 1.8 mm Late t eens / 20s 30s 40s 50s 60s 70s & beyond High net worth individuals Age groups & demographics Hobbyists at home Industry professionals Source: Hagerty company reports based on aggregated data of various sources; 1 Per Facebook analytics, Facebook members who have expressed an interest in or ‘Liked” automobiles or associated interests ; 2 Per Hagerty company reports based on aggregate data of various sources. 3 Policies in force of 1.2mm as of July 2021 Global Car Enthusiasts 1 >500 mm Hagerty is a scaled player in a fragmented market 32

Source: Polk, National Ski Areas Association, Outdoor Foundation, Statista, MRI; Note: Bubbles represent estimated number of par ticipants; ¹ U.S. collectible vehicles 69mm U.S. Car Enthusiasts Membership models 3mm Surfing 9mm Skiing 24mm Golf 43mm Collectible Vehicles 1 42mm Outdoor 60mm Fitness Opportunity to disrupt collectibles market with membership model 33

Type Total market (cars, mm) Hagerty penetration >0.1 12.9% 3.5 2.3% 8.6 2.8% Collectible vehicles by year 1 Type Total market (cars, mm) Hagerty penetration 10.8 11.9% 32.2 1.3% Total ~43.0 3.9% Pre - 1981 classics Post - 1980 collectibles Collectible vehicles by sub - category 1 Supercars / Exotics 4x4 / Off - road Modified • Early 2000s cars becoming modern collectibles • Increasing focus on collectible cars as an asset class • Baby boomer retirements / millennial household formations • Ex pansion of automotive subcultures • Premium luxury cars being built in greater numbers than ever before • Cars being re - classified as collectibles Secular Growth Drivers The market opportunity is large and growing 43mm US insurable collectible cars = $12B - $15B TAM 34 1 Hagerty company reports based on aggregated data of various sources

Market Year Established Offerings / Position TAM 2009 Growing Market Position • Insurance + membership • Available in 10 provinces • Memorable events & engagement 4mm 2006 Comprehensive Car Insurance & More • Insurance • Premier classic car valuation tool • Engaging automotive content Memorable events & engagement 3mm Future Launch Ready for E.U. Launch • Leading classic valuation tool in Germany • Insurance offerings • Classic car prices • Exclusive auction database • Respected ratings & evaluations 12mm International expansion presents further upside 19mm collectible vehicles in key international markets 35 +

36 Events + Gaming Economic value of the car enthusiast Extends beyond asset value of the vehicle to additional products and services 36 69 Million U.S. Car Enthusiasts Gaming Buy - sell - rent Storage Events Media Insurance Affinity Groups Aftermarket

37 Financial Overview 37

Transaction recap & update Key Updates Since Merger Announcement • SEC review - completed • Proxy filed - November 10, 2021 • Shareholder vote - December 1, 2021 • Expected Closing - December 2, 2021 • Expected Trading - December 3, 2021 38 Pro forma valuation ($mm) Implied market capitalization $3,354 Plus: Net debt 1 (220) Implied firm value 3,134 2023E FV / EBITDA multiple 18.3x 2023E FV / Revenue multiple 2.8x Expected pro forma ownership at close PIPE investors excl. State Farm Hagerty family Aldel public shareholders 2 Aldel sponsor 52% 22% 15% 6% 4% 1% Markel State Farm Key Highlights • Provides ample cash ($275M) to fund growth initiatives and complete digital transformation • Strong, value - add shareholder base • Provides currency to attract and retain A - level talent 1 Pro forma for transaction, includes $275mm of cash to balance sheet from the Aldel transaction and ~$31mm of cash and cash equivalents from the most recent standalone auditor reviewed financials (as of 6/30/2 02 1) excluding restricted cash and cash equivalents and advance premiums 2 Assumes no redemptions

MGA fees & commissions Hagerty Re underwriting income Membership fees & affinity revenue Revenue Streams + + Omni - Channel Distribution Risk Management & Reinsurance Subscription & Membership Hagerty’s integrated business model drives multiple revenue streams 39

41% 76% 49% 23% 10% 1% 0% Hagerty Auto insurance Underwriting profit Loss ratio Expense ratio Illustrative Insurance economic model 1 Source: SNL Financial, NAIC, Insurance Information Institute; 1 Does not include membership or fee - based revenues, Loss ratios represents results of auto insurance industry, homeowners insuran ce industry, and Hagerty average from 2018 - 2020; 2 P&C industry average over 2018 - 2020FY 42% 41% 41% 75% 76% 58% 0% 2018 2019 2020 Auto insurance 2 Hagerty Re Loss ratios • Hagerty Re drives differentiated levels of profitability • We price our insurance book to maintain low loss ratios • Targeted stop loss protections help to insulate us from catastrophic events • Hagerty’s expense ratio supports integrated marketing and affinity experiences • 3 of 4 new written policies also buy membership which results in incremental revenue and profitability Strong economic model – Hagerty insurance 40

41% 49% 10% 0% Hagerty Loss ratio Average Hagerty vehicle insurance policy ($300 / year) 1 1 Excludes membership revenue, $300 based on average Hagerty insurance policy for one vehicle, an average Hagerty policy is gre at er than $300 due to multiple vehicles within a policy, ratios reflect Hagerty average operating results from 2018 - 2020; 2 Currently retained by carrier Underwriting profit Expense ratio 6% 2% 2% 42% 7% 41% Paid to policyholders by carrier Commissions and fees to Hagerty MGA Carrier G&A expenses Retained by carrier Retained by Hagerty starting in 2023E 2 Retained by Hagerty today 10% 49% 41% $30 $147 $123 Illustrative unit economics of a Hagerty insurance policy 41

$45 $59 $70 $84 $99 $4 $16 $24 $25 $11 $35 $47 $62 $78 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 84 88 92 96 100 104 108 112 116 120 124 128 132 136 140 144 148 152 156 160 164 168 172 176 180 184 188 192 196 200 204 208 212 2021 2022 2023 2024 2025 HDC New Distribution Partnerships Other Proprietary and Confidential Membership key growth drivers • Conversion of policy holders to members drives Membership revenue growth (76% average) • New distribution partnerships will provide additional HDC fees at scale • Continued expansion and segmentation of product offerings and exclusive content delivers greater benefit to members • HDC membership sold independent of insurance is expected to continue to grow • Other includes the geographic expansion of HG+S and continued investments in Hagerty owned events and entertainment Economics of Hagerty’s membership model 42 $56 $98 $132 $170 $202 Membership and Other Revenue ($mm) 1 Represents membership and affinity revenue CAGR from 2021 - 2025E

0% 60,000% 120,000% 180,000% 2018 2019 2020 2021E 2022E 2023E 2024E 2025E Commissions, fees & membership Existing partnership premium revenue Contractual Quota Share Expansion New partnerships 43 Hagerty Total Revenue ($mm) $302 $397 $500 $626 $853 $1,114 $1,357 $1,627 Total revenue ($mm) 1 Represents total revenue CAGR from 2020 - 2025E; 2 Project Pershing represents expanded business relationships with a select National Insurance Partner New partnerships expected to drive incremental growth beginning in 2022 2 Higher share of profit through contractual capture of additional earned premium through quota share Strong and steady organic growth Commissions & fees + membership + Reinsurance earned premium = 78% of 2025E revenue Revenue is driven by a combination of organic growth, new partnerships & quota share expansion Underpinned by a 10 - year average customer life

$17 $23 $28 $38 $85 $172 $240 $322 $74 $121 2018 2019 2020 2021E 2022E 2023E 2024E 2025E 6% 6% 6% 12% 14% 15% 18% 20% EBITDA margin excluding operating expenses supporting new partnerships (%) 2 6% 6% 6% 6% 10% 15% 18% 20% EBITDA margin (%) EBITDA and EBITDA margin ($mm) 1 1 Defined as income before taxes plus D&A and interest expense. Please reference reconciliation on Pg. 33; 2 Please reference Pg. 34 for additional detail; 3 Represents EBITDA CAGR from 2018 - 2020; 4 Represents EBITDA CAGR from 2020 - 2025E EBITDA ($ mm ) 1 EBITDA excluding operating expenses supporting new partnerships ($mm) 2  Hagerty has been in discussions with State Farm and Project Pershing for 2 years, and began investing in the necessary infrastructure in advance • Investments include technology and IT staff, and an increase in sales staff and support  Incremental revenue starts to drive margin expansion in 2022 , and margin continues to expand in 2023  After 2023, margin expansion normalizes EBITDA Investing for growth 44

Capital Allocation Priorities - Invest in Growth • Digital platform build • Refactor proprietary insurance system • Partnership integrations • Product & pricing development • Events & entertainment assets • International expansion Sources of Capital • Hagerty Re underwriting structure • MGA Commissions • Self funding revenue streams (Valuation, HG&S, Owned Events, Content, Brand Asset) • Transaction proceeds $275MM • $230MM Credit Facility Capital Management Approach Focus on long - term shareholder value, risk mitigation and fueling growth 45

46 Wrap Up

Strategic growth drivers Digital Innovation Accelerate digital innovation and leverage data advantage to grow membership base Expand Partnerships Broaden and deepen partnerships to grow insurance business International Expansion Capture growth in untapped international markets Expand the Ecosystem Introduce new offerings for the automotive enthusiast to further mine the TAM . Positioning Hagerty for greater economic value capture over time. 47

Leadership team who will execute our strategy Soon Hagerty Senior Vice President of Brand Larry Webster Senior Vice President of Content Kelly Smith Chief Strategy Officer Coco Champagne Chief Operations Officer McKeel Hagerty Chief Executive Officer Barbara Matthews General Counsel Fred Turcotte Chief Financial and Administrative Officer Chuck Favour Senior Vice President of Insurance Operations Jack Butcher President Paul Rehrig President of Hagerty Media and Entertainment 48

Supported by experienced Board of Directors Michael E. Angelina Independent Director, Chairman of the Board, and Chair of Nominating & Governance Committee McKeel Hagerty CEO & Director Sabrina Kay Independent Director Mika Salmi Independent Director William H. Swanson Independent Director Michael L. Tipsord State Farm Appointed Independent Director F. Michael Crowley Markel Appointed Director Laurie L. Harris Independent Director Robert I. Kauffman Aldel Appointed Independent Director Relevant Experience General Management Expertise Strategy Development and Implementation Expertise Business Operations Expertise Insurance Industry Expertise Finance/Financial Industry Expertise Accounting Expertise Risk Management Expertise Legal/Regulatory Expertise Technology/Digital Media Experience Corporate Governance Expertise Diversity 49

A highly differentiated membership - based growth story 1 NPS is defined as “Net Promoter Score”, a leading measure of customer experience and satisfaction with companies and brands Large & underpenetrated market opportunity Tapping underserved passion - led automotive enthusiast market Unique membership ecosystem for car lovers Exceptional brand loyalty; multiple points of monetization Sufficient capital to fund growth priorities Continued double - digit growth and further margin expansion; potential growth beyond base plan Proven & resilient financial profile Track record of revenue & earnings growth 01 Omni channel distribution strategy Established platform to drive scale and leverage data advantage 02 03 04 05 50

McKeel Hagerty Hagerty Founder & CEO Fred Turcotte Hagerty Chief Financial Officer Rob Kauffman Aldel Financial Chairman & CEO Q&A 51

52 Appendix

Superior financial profile and attractive initial valuation relative to high - growth peer group High growth distribution High growth carriers 18.3x 62.6x 19.3x Hagerty GSHD BRP 53 FV / 2023E EBITDA 102% 54% 35% Hagerty GSHD BRP 2023E EBITDA growth 2.8x 4.3x 5.2x Hagerty KNSL PLMR FV / 2023E revenue 31% 19% 24% Hagerty KNSL PLMR 2023E revenue growth Note: Public companies employ analyst estimates for projections Source: FactSet, company filings, I/B/E/S estimates, equity research; Note: Market data as of 8/16/2021 Stable free cash flow dynamics similar to insurance distribution Hagerty combines revenue growth with underlying underwriting profitability Median: 40.9x Median: 45% Median: 22% Median: 4.8x

Hagerty’s exceptional rate of growth “buys down” the EBITDA multiple quickly 25.9x 1 18.3x 13.0x 9.7x 2022E 2023E 2024E 2025E 54 Source: FactSet, company filings, I/B/E/S estimates, equity research; Note: Market data as of 8/16/2021; 1 2022E EBITDA excludes $36mm of operating expenses related to infrastructure scaling investments (see Pg. 34); 2 Represents inverse of corresponding transaction multiple Note: Public companies employ analyst estimates for projections Hagerty pro forma transaction implied FV / EBITDA Discount to peers widens materially over the projection period, leaving room for upside if growth aspirations are met MMC AON BRO AJG GSHD BRP 5.0x 15.0x 25.0x 35.0x 45.0x 55.0x 65.0x 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% , 31%, 18.3x 2023E organic growth vs FV / 2023E EBITDA multiple 2023E Organic revenue growth FV / 2023E EBITDA multiple 2022E 2023E 2024E 2025E 3.9% 5.5% 7.7% 10.3% Implied yield based on FV / EBITDA transaction multiple 2

Public trading comparables (for reference)

	8/16/2021 Price	Mkt. cap.[1]	Firm value	Firm value[2] to: 2022E Revenue	Firm value[2] to: 2023E Revenue	Firm value[2] to: 2022E EBITDA[3]	Firm value[2] to: 2023E EBITDA[3]	Price to: 2022E Earnings[4]	Price to: 2023E Earnings[4]	PEG 2023E[5]	2023E financial and operating profile: Revenue growth	Organic growth	EBITDA growth	EBITDA margin	Premium growth	Loss ratio
Hagerty	**–**	**$3,354**	**$3,134**	**3.7x**	**2.8x**	**25.9x[6]**	**18.3x**	**114.1x**	**38.2x**	**0.2x**	**30.6%**	**30.6%**	**102.1%**	**15.4%**	**33.9%**	**42.0%**
High-growth distribution																
Goosehead Insurance	$134.90	$4,964	$5,010	23.7x	16.5x	96.5x	62.6x	154.1x	97.0x	1.1x	43.4%	34.5%	54.2%	26.4%	NA	NA
BRP Group	34.88	3,477	3,751	5.8	4.5	26.6	19.3	30.3	22.1	0.5	25.9	12.3	35.1	23.3	NA	NA
Median				**14.7x**	**10.5x**	**61.6x**	**40.9x**	**92.2x**	**59.6x**	**0.8x**						
High-growth carriers																
Kinsale	$180.77	$4,167	$4,082	5.1x	4.3x	NA	NA	33.4x	28.7x	1.7x	19.1%	NA	NA	NA	24.5%	63.0%
Palomar	82.41	2,151	2,126	6.4	5.2	NA	NA	27.9	23.7	1.4	24.2	NA	NA	NA	11.2	17.0
Median				**5.7x**	**4.8x**	**NA**	**NA**	**30.7x**	**26.2x**	**1.5x**						
Traditional distribution																
Marsh & McLennan	$153.53	$78,761	$88,802	4.3x	4.1x	15.9x	15.0x	21.7x	20.0x	2.0x	5.4%	4.1%	6.1%	27.6%	NA	NA
Aon	279.67	63,765	70,064	5.5	5.2	17.2	16.2	21.1	18.9	0.9	5.0	4.0	6.2	32.2	NA	NA
Arthur J. Gallagher	142.93	29,551	32,300	4.0	3.7	13.7	12.1	20.3	19.5	4.2	8.0	4.4	13.0	30.9	NA	NA
Brown & Brown	56.38	15,877	17,089	5.3	5.0	16.5	15.6	22.4	21.2	4.1	6.4	3.5	6.3	32.1	NA	NA
Median				**4.8x**	**4.6x**	**16.2x**	**15.3x**	**21.4x**	**19.8x**	**3.1x**						
Traditional personal lines carriers																
Progressive	$97.10	$56,978	$62,276	1.2x	1.2x	NA	NA	18.6x	17.5x	1.5x	7.5%	NA	NA	NA	NA	70.9%
Allstate	136.54	41,413	48,723	1.2x	1.0x	NA	NA	11.0	9.9	NM	11.2	NA	NA	NA	NA	61.4
Intact Financial	138.82	24,444	25,970	1.2	NA	NA	NA	19.9	17.8	2.5	NM	NA	NA	NA	NM	NA
Hanover Insurance	140.97	5,202	5,877	1.1	1.1	NA	NA	13.6	12.9	1.7	NA	NA	NA	NA	NA	59.1
Mercury General	59.32	3,285	3,279	0.8	0.8	NA	NA	17.7	NM	NM	NA	NA	NA	NA	NA	NA
Horace Mann	40.84	1,719	2,105	1.5	NA	NA	NA	12.2	11.5	NM	NM	NA	NA	NA	NA	NA
Safety Insurance	83.01	1,252	1,199	NA	NA	NA	NA	18.9	17.7	NM	NA	NA	NA	NA	NA	NA
Median				**1.2x**	**1.1x**	**NA**	**NA**	**17.7x**	**15.2x**	**1.7x**						

55

ALDEL FINANCIAL HAGERTY

Source: FactSet, SNL, company filings, equity research. Note: Market data as of 8/16/2021. [1] Represents latest share price multiplied by diluted shares outstanding for public companies. [2] Calculated as market capitalization plus net debt, pro forma for capital raises for future or pending acquisitions per management commentary and analyst research estimates for public companies.
[3] Analyst estimates for public companies. [4] For "Distribution" companies, represents analyst estimates adjusted for projected amortization. [5] Represents 2023E P/E multiple divided by 2021E-2023E Earnings CAGR. [6] Hagerty 2022E EBITDA excludes $36mm of operating expenses related to infrastructure scaling investments (see Pg. 34)

Reconciliation of non - GAAP metrics - EBITDA 56 ($mm) 2020 2021E 2022E 2023E 2024E 2025E Insurance and affinity revenue $463 $581 $790 $1,028 $1,249 $1,503 Membership revenue 37 45 63 86 108 124 Total revenue (GAAP) $500 $626 $853 $1,114 $1,357 $1,627 Income Before Taxes $15 $12 $39 $117 $185 $268 Interest expense 2 4 2 2 2 2 Depreciation 9 18 40 49 50 48 Amortization 3 5 3 3 4 3 EBITDA $28 $38 $85 $172 $240 $322 Certain operating expense investments – $36 $36 – – – EBITDA excluding operating expenses supporting new partnerships $28 $74 $121 $172 $240 $322 EBITDA margin 6% 6% 10% 15% 18% 20% EBITDA margin excluding operating expenses supporting new partnerships 6% 12% 14% 15% 18% 20% Note: Numbers may not sum due to rounding

Operating expense supporting new partnerships 57 • New partnership leaders / transformation management ($2.0mm) • Increase in sales professionals / marketing ($4.4mm) • Increase in service professionals ($4.1mm) • Increase in technology professionals - outsourced ($9.5mm) • Increase in technology professionals - Hagerty ($12.0mm) • Increase in hardware / software spend ($4.4mm) Summary 2021E breakdown ($mm) $2.0 , 6% $4.4 , 12% $4.1 , 11% $9.5 , 26% $12.0 , 33% $4.4 , 12% Total: $36mm

Total r evenue $302 $397 $500 $626 $853 $1,114 $1,357 $1,627 2018 2019 2020 2021E 2022E 2023E 2024E 2025E 58 9% 8% 7% 7% 7% 8% 8% 8% Membership revenue as a % of total revenue (%) Total revenue ($mm)  Majority of revenue is tied to premiums ; premium growth assumptions are underpinned by: • Consistent double digit growth in policies in force (excluding new partnerships) • ~7% annual increase in price as Hagerty continues to insure more modern cars • Additional growth from State Farm and Project Pershing  Membership revenue continues to become a significant percentage of revenue $433 $497 $579 $679 $895 $1,199 $1,409 $1,659 Premiums ($mm) Insurance and other revenue ($mm) Membership revenue ($mm) 1 Represents total revenue CAGR from 2018 - 2020; 2 Represents total revenue CAGR from 2020 - 2025E

Hagerty 6/30/21 balance sheet summary 59 1 Pro forma for transaction, includes $275mm of cash to balance sheet from the Aldel transaction and ~$31mm of cash and cash equivalents from the most rec ent standalone auditor reviewed financials (as of 6/30/2021) excluding restricted cash and cash equivalents and advance premiums Hagerty capitalization ($mm) 6/30/21 PF for Aldel Transaction Cash & cash equivalents 1 $306 Debt outstanding 86 Market value of equity 3,354 Implied firm value $3,134 Memo: Select balance sheet items ($mm) 6/30/21 Description Restricted cash and cash equivalents $296 Reinsurance company assets / customer funds Provisions for unpaid claims 91 Loss reserves Unearned premiums 169 Premiums collected upfront but earned over the year Due to insurers 97 Contractual arrangements with carriers Equity 120 “Capital - lite” model leverages third party carriers

Hagerty consolidated income statements 60 ($mm) 2018FY 2019FY 2020FY Revenues: Commission and fee revenue $174 $202 $236 Earned premium 97 157 221 Membership and other revenue 30 38 43 Total revenues $302 $397 $500 Operating expenses: Salaries and benefits $97 $114 $138 Ceding commission 47 76 106 Losses and loss adjustment expenses 41 64 91 Sales expense 70 84 86 General and administrative services 31 39 51 Depreciation and amortization 8 9 12 Total operating expenses $293 $386 $484 Operating income $9 $11 $16 Other (expense) income (0) 1 (1) Income before income tax expense $9 $11 $15 Income tax expense 0 7 5 Net income $8 $4 $10 Note: Numbers may not sum due to rounding

Hagerty consolidated balance sheets 61 Assets ($mm) 12/31/19 12/31/20 Liabilities and equity ($mm) 12/31/19 12/31/20 Current assets: Current liabilities: Cash and cash equivalents $22 $38 Accounts payable $7 $12 Restricted cash and cash equivalents 199 261 Losses payable 17 22 Accounts receivable 20 34 Provision for unpaid loss and loss adjustment expenses 33 55 Premiums receivable 42 53 Unearned premiums 99 125 Commission receivable 46 55 Commissions payable 36 44 Prepaid expenses and other assets 11 15 Due to insurers 40 49 Deferred acquisition costs — net 47 59 Advanced premiums 12 14 Accrued expenses 28 36 Total current assets $388 $513 Deferred tax liability 6 7 Contract liabilities 17 20 Property and equipment — Net $16 $26 Other current liabilities 1 2 Long - term assets: Total current liabilities $295 $385 Prepaid expenses and other assets $18 $20 Intangible assets — net 17 47 Long - term liabilities: Goodwill 4 5 Accrued expenses $6 $15 Contract liabilities – 20 Total long - term assets $39 $72 Long - term debt 26 69 Other long - term liabilities 5 5 Total assets $443 $611 Total long - term liabilities $37 $109 Total liabilities $333 $493 Equity: Members’ equity (Shares authorized 100,000; issued and outstanding 100,000) $113 $119 Accumulated other comprehensive loss (3) (2) Total members' equity 110 117 Non - controlling interest – 0 Total equity 110 117 Total liabilities and equity $443 $611 Note: Numbers may not sum due to rounding

Hagerty consolidated statements of cash flows 62 ($mm)$ 2018FY 2019FY 2020FY 2018FY 2019FY 2020FY Operating activities: Net income $8 $4 $10 Investing activities: Adjustments to reconcile net income to net cash Purchases of property and equipment and software ($8) ($9) ($38) from operating activities: Business combinations and asset acquisitions Depreciation and amortization expense $8 $9 $12 — net of cash acquired - (11) (9) Provision for deferred taxes - 6 1 Purchase of other assets (1) (0) (0) Loss (gain) on disposals of equipment, software, and other assets 0 (0) 3 Proceeds from sale of intangible assets - - 0 Other 0 1 1 Proceeds from sale of property and equipment 0 0 0 Accounts receivable (5) (10) (14) Premiums receivable (9) (17) (10) Net cash used in investing activities ($8) ($21) ($47) Due from member 8 - - Commission receivable (6) (4) (8) Prepaid expenses and other assets (10) (8) (9) Deferred acquisition costs (9) (19) (12) Financing activities: Accounts payable (0) 0 5 Payments on long - term debt $0 ($75) ($29) Losses payable 5 5 5 Proceeds from long - term debt 10 26 73 Provision for unpaid losses and loss adjustment expense 11 14 22 Repayments of notes receivable related parties (0) (0) 0 Unearned premiums 20 41 26 Contribution from minority interest - - 0 Commissions payable 8 15 8 Contributions from members 2 - 0 Due to insurers 5 5 9 Distributions to members - - (4) Advanced premiums 2 2 2 Debt issuance costs - - (0) Accrued expenses 7 4 13 Newly issued units less transaction costs 0 89 0 Contract liabilities 2 3 22 Other current liabilities 1 0 (1) Net cash from financing activities 12 40 40 Net cash from operating activities $46 $50 $85 Effect of foreign currency exchange rates on cash (1) 0 1 Net increase in cash, cash equivalents and restricted cash and cash equivalents $49 $69 $78 Note: Numbers may not sum due to rounding

TM

Important Information and Where To Find It

Aldel Financial Inc. (“Aldel”) has entered into that certain Business Combination Agreement, dated as of August 17, 2021 (the “Business Combination Agreement”), by and among Aldel, Aldel Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Aldel (“Merger Sub”), and The Hagerty Group, LLC, a Delaware limited liability company (“Hagerty”), pursuant to which: (a) all of the outstanding equity interests of Hagerty will be exchanged for shares of Class V Common Stock and OpCo Units; (b) Merger Sub will be merged with and into Hagerty (the “Merger”), whereupon the separate limited liability company existence of Merger Sub shall cease and Hagerty shall be the surviving company (Hagerty following the Merger is sometimes hereinafter referred to as the “OpCo”) and continue its existence under the Delaware Limited Liability Company Act (the “LLC Act”); (c) the existing limited liability company agreement of Hagerty will be amended and restated in the form attached to the Business Combination Agreement, to, among other things, make Aldel a member of the OpCo; and (d) Aldel will change its name to Hagerty, Inc. (“New Hagerty”) (the Merger and the other transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination”). In connection with the proposed Business Combination, Aldel has filed with the SEC and has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the transaction. INVESTORS AND STOCKHOLDERS OF ALDEL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ALDEL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALDEL, HAGERTY AND THE BUSINESS COMBINATION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Aldel with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by directing a request to: Aldel Financial Inc., 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

Aldel and its directors and executive officers may be deemed participants in the solicitation of proxies from Aldel’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Aldel is included in the proxy statement for the proposed Business Combination and is available at www.sec.gov. Additional information regarding the interests of such participants is contained in the proxy statement for the proposed Business Combination. Information about Aldel’s directors and executive officers and their ownership of Aldel common stock is set forth in Aldel’s prospectus, dated April 12, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation is included in the proxy statement pertaining to the proposed Business Combination. These documents can be obtained free of charge from the sources indicated above.

Hagerty and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Aldel in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the proxy statement for the proposed Business Combination.

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this communication regarding the proposed transactions contemplated by the Business Combination Agreement and the Subscription Agreements, including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Aldel’s and Hagerty’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against Aldel or Hagerty following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Aldel and Hagerty, certain regulatory approvals, or satisfy other conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the failure to meet the minimum cash requirements of the Business Combination Agreement due to Aldel stockholder redemptions and the failure to obtain replacement financing; (6) the inability to complete the concurrent PIPE; (7) the failure to meet projected development and production targets; (8) the impact of COVID-19 pandemic on Hagerty’s business and/or the ability of the parties to complete the proposed Business Combination; (9) the inability to obtain or maintain the listing of Aldel’s shares of common stock on The New York Stock Exchange following the proposed Business Combination; (10) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (11) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Hagerty to grow and manage growth profitably, and retain its key employees; (12) costs related to the proposed Business Combination; (13) changes in applicable laws or regulations; (14) the possibility that Aldel or Hagerty may be adversely affected by other economic, business, and/or competitive factors; (15) risks relating to the uncertainty of the projected financial information with respect to Hagerty; (16) risks related to the organic and inorganic growth of Hagerty’s business and the timing of expected business milestones; (17) the amount of redemption requests made by Aldel’s stockholders; and (18) other risks and uncertainties indicated from time to time in the final prospectus of Aldel for its initial public offering dated April 12, 2021 filed with the SEC and the definitive proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Aldel’s other filings with the SEC. Aldel cautions that the foregoing list of factors is not exclusive. Aldel and Hagerty caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Aldel and Hagerty do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither Hagerty nor Aldel gives any assurance that either Hagerty or Aldel, or the combined company, will achieve its expectations.

No Solicitation

This communication does not constitute the solicitation of a proxy, consent or authorization with respect to the Business Combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.